UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2025

Compass, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Fifth Avenue New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (646) 982-0353
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Deferred Compensation Plan

On May 29, 2025, Compass, Inc. (the "Company") adopted the Compass, Inc. Deferred Compensation Plan for Directors & Employees (the "Plan"). The Plan is a non-qualified deferred compensation plan that allows the Company's independent directors and eligible executives selected by the Compensation Committee of the Company's Board of Directors ("Board") to defer the receipt of taxable income on up to 50% of base salary and 100% of other cash payments and equity awards in a manner intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended.

The above summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 22, 2025, the Company held its annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following three proposals at the Annual Meeting, each of which is more fully described in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2025:

1.To elect three Class I director nominees, Robert Reffkin, Frank Martell and Dawanna Williams, to serve on the Board of Directors until the Company’s 2028 annual meeting of stockholders and until their respective successors are elected and qualified;
2.To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2025; and
3.To approve, on an advisory basis, the 2024 compensation paid to the Company's named executive officers.

Regarding the voting on the proposals at the Annual Meeting, each share of Class A common stock represented one vote and each share of Class C common stock represented twenty votes. Class B common stock does not have voting rights.

1.Election of Class I Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Robert Reffkin	444.830.804	48,938,734	58,376,164	51,031,976
Frank Martell	430,690,157	63,070,297	58,385,248	51,031,976
Dawanna Williams	442,697,897	51,058,833	58,388,972	51,032
Based on the votes set forth above, each director nominee was duly elected to serve until the 2028 annual meeting of stockholders and until their successor is duly elected and qualified.

2.Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company's Independent Public Accounting Firm for 2025

For	Against	Abstain
598,023,311	4,886,858	267,509
Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025.

3.Advisory Vote to Approve 2024 Named Executive Officers Compensation

For	Against	Abstain	Broker Non-Votes
525,432,382	26,460,422	252,898	51,031,976
Based on the votes set forth above, the stockholders approved, on an advisory basis, the 2024 compensation of the Company’s named executive officers.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Title or Description

10.1	Compass, Inc. Deferred Compensation Plan for Directors & Employees

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS, INC.

Date: May 29, 2025	By:	/s/ Brad Serwin
Brad Serwin
General Counsel and Corporate Secretary